EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels Houston LLC	Delaware
2.	Ameliatel LP	Delaware
3.	Beachfront Properties, Inc.	Virgin Islands
4.	Benjamin Franklin Hotel, Inc.	Washington
5.	BRE/Swiss LP	Delaware
6.	Calgary Charlotte Holdings Company	Nova Scotia
7.	Calgary Charlotte Partnership	Alberta, CN
8.	CB Realty Sales, Inc.	Delaware
9.	CCES Chicago LLC	Delaware
10.	CCFH Maui LLC	Delaware
11.	CCFS Atlanta LLC	Delaware
12.	CCFS Philadelphia LLC	Delaware
13.	CCHH Atlanta LLC	Delaware
14.	CCHH Burlingame LLC	Delaware
15.	CCHH Cambridge LLC	Delaware
16.	CCHH Host Capitol Hill LLC	Delaware
17.	CCHH Maui LLC	Delaware
18.	CCHH Reston LLC	Delaware
19.	CCHI Singer Island LLC	Delaware
20.	CCMH Atlanta Marquis LLC	Delaware
21.	CCMH Atlanta Suites LLC	Delaware
22.	CCMH Chicago CY LLC	Delaware
23.	CCMH Copley LLC	Delaware
24.	CCMH Coronado LLC	Delaware
25.	CCMH Costa Mesa Suites LLC	Delaware
26.	CCMH DC LLC	Delaware
27.	CCMH Denver SE LLC	Delaware
28.	CCMH Denver Tech LLC	Delaware
29.	CCMH Denver West LLC	Delaware
30.	CCMH Diversified LLC	Delaware
31.	CCMH Downer’s Grove Suites LLC	Delaware
32.	CCMH Dulles AP LLC	Delaware
33.	CCMH Dulles Suites LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Hanover LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware
44.	CCMH Manhattan Beach LLC	Delaware
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newark LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH Newton LLC	Delaware
56.	CCMH O’Hare AP LLC	Delaware
57.	CCMH O’Hare Suites LLC	Delaware
58.	CCMH Orlando LLC	Delaware
59.	CCMH Palm Desert LLC	Delaware
60.	CCMH Park Ridge LLC	Delaware
61.	CCMH Pentagon RI LLC	Delaware
62.	CCMH Perimeter LLC	Delaware
63.	CCMH Philadelphia AP LLC	Delaware
64.	CCMH Philadelphia Mkt. LLC	Delaware
65.	CCMH Portland LLC	Delaware
66.	CCMH Potomac LLC	Delaware
67.	CCMH Properties II LLC	Delaware
68.	CCMH Quorum LLC	Delaware
69.	CCMH Riverwalk LLC	Delaware
70.	CCMH Rocky Hill LLC	Delaware
71.	CCMH San Diego LLC	Delaware
72.	CCMH San Fran AP LLC	Delaware
73.	CCMH Santa Clara LLC	Delaware
74.	CCMH Scottsdale Suites LLC	Delaware
75.	CCMH South Bend LLC	Delaware
76.	CCMH Tampa AP LLC	Delaware
77.	CCMH Tampa Waterside LLC	Delaware
78.	CCMH Times Square LLC	Delaware
79.	CCMH Westfields LLC	Delaware
80.	CCRC Amelia Island LLC	Delaware
81.	CCRC Buckhead/Naples LLC	Delaware
82.	CCRC Dearborn LLC	Delaware
83.	CCRC Marina LLC	Delaware
84.	CCRC Naples Golf LLC	Delaware
85.	CCRC Phoenix LLC	Delaware
86.	CCRC San Francisco LLC	Delaware
87.	CCRC Tysons LLC	Delaware
88.	CCSH Atlanta LLC	Delaware
89.	CCSH Boston LLC	Delaware
90.	CCSH Chicago LLC	Delaware
91.	Chesapeake Hotel Limited Partnership	Delaware
92.	Cincinnati Plaza LLC	Delaware
93.	City Center Hotel Limited Partnership	Minnesota
94.	CLDH Meadowvale, Inc.	Ontario
95.	CLMH Airport, Inc.	Ontario

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96.	CLMH Calgary, Inc.	Ontario
97.	CLMH Eaton Centre, Inc.	Ontario
98.	DS Hotel LLC	Delaware
99.	Durbin LLC	Delaware
100.	East Side Hotel Associates, L.P.	Delaware
101.	Elcrisa S.A. de C.V.	Mexico
102.	Euro JV Manager B.V.	Netherlands
103.	Euro JV Manager LLC	Delaware
104.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
105.	Fernwood Atlanta Corporation	Delaware
106.	GLIC, LLC	Hawaii
107.	Hanover Hotel Acquisition Corp.	Delaware
108.	Harbor-Cal S.D. Partnership	California
109.	HHR Fourth Avenue GP LLC	Delaware
110.	HHR Fourth Avenue Limited Partnership	Delaware
111.	HHR Harbor Beach LLC	Delaware
112.	HHR Lauderdale Beach Limited Partnership	Delaware
113.	HHR Naples LLC	Delaware
114.	HHR Newport Beach LLC	Delaware
115.	HHR Singer Island GP LLC	Delaware
116.	HHR Singer Island Limited Partnership	Delaware
117.	HMA Realty Limited Partnership	Delaware
118.	HMA-GP LLC	Delaware
119.	HMC Airport, Inc.	Delaware
120.	HMC Amelia I LLC	Delaware
121.	HMC Amelia II LLC	Delaware
122.	HMC AP Canada Company	Nova Scotia
123.	HMC AP GP LLC	Delaware
124.	HMC AP LP	Delaware
125.	HMC Atlanta LLC	Delaware
126.	HMC BN Corporation	Delaware
127.	HMC Burlingame Hotel LP	California
128.	HMC Burlingame II LLC	Delaware
129.	HMC Burlingame LLC	Delaware
130.	HMC Cambridge LP	Delaware
131.	HMC Capital Resources LP	Delaware
132.	HMC Charlotte (Calgary) Company	Nova Scotia
133.	HMC Charlotte GP LLC	Delaware
134.	HMC Charlotte LP	Delaware
135.	HMC Chicago Lakefront LLC	Delaware
136.	HMC Chicago LLC	Delaware
137.	HMC Copley LP	Delaware
138.	HMC Desert LLC	Delaware
139.	HMC Diversified American Hotels, L.P.	Delaware
140.	HMC Diversified LLC	Delaware
141.	HMC DSM LLC	Delaware
142.	HMC East Side LLC	Delaware
143.	HMC Gateway LP	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144.	HMC Gateway, Inc.	Delaware
145.	HMC Georgia LLC	Delaware
146.	HMC Grace (Calgary) Company	Nova Scotia
147.	HMC Grand LP	Delaware
148.	HMC Hanover LLC	Delaware
149.	HMC Hartford LLC	Delaware
150.	HMC Headhouse Funding LLC	Delaware
151.	HMC Host Atlanta, Inc.	Delaware
152.	HMC Host Restaurants LLC	Delaware
153.	HMC Hotel Development LP	Delaware
154.	HMC Hotel Properties II Limited Partnership	Delaware
155.	HMC Hotel Properties Limited Partnership	Delaware
156.	HMC HT LP	Delaware
157.	HMC JWDC GP LLC	Delaware
158.	HMC Kea Lani LP	Delaware
159.	HMC Lenox LP	Delaware
160.	HMC Manhattan Beach LLC	Delaware
161.	HMC Market Street LLC	Delaware
162.	HMC Maui LP	Delaware
163.	HMC McDowell LP	Delaware
164.	HMC MDAH One Corporation	Delaware
165.	HMC Mexpark LLC	Delaware
166.	HMC MHP II LLC	Delaware
167.	HMC MHP II, Inc.	Delaware
168.	HMC Naples Golf, Inc.	Delaware
169.	HMC NGL LLC	Delaware
170.	HMC O’Hare Suites Ground LP	Delaware
171.	HMC OLS I LLC	Delaware
172.	HMC OLS I LP	Delaware
173.	HMC OLS II LP	Delaware
174.	HMC OP BN LP	Delaware
175.	HMC Pacific Gateway LLC	Delaware
176.	HMC Palm Desert LLC	Delaware
177.	HMC Partnership Properties LLC	Delaware
178.	HMC PLP LLC	Delaware
179.	HMC Polanco LLC	Delaware
180.	HMC Potomac LLC	Delaware
181.	HMC Properties I LLC	Delaware
182.	HMC Property Leasing LLC	Delaware
183.	HMC Reston LP	Delaware
184.	HMC Retirement Properties, L.P.	Delaware
185.	HMC SBM Two LLC	Delaware
186.	HMC Seattle LLC	Delaware
187.	HMC SFO LP	Delaware
188.	HMC Suites Limited Partnership	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
189.	HMC Suites LLC	Delaware
190.	HMC Times Square Hotel, L.P.	New York
191.	HMC Times Square Partner LLC	Delaware
192.	HMC Toronto Air Company	Nova Scotia
193.	HMC Toronto Airport GP LLC	Delaware
194.	HMC Toronto Airport LP	Delaware
195.	HMC Toronto EC Company	Nova Scotia
196.	HMC Toronto EC GP LLC	Delaware
197.	HMC Toronto EC LP	Delaware
198.	HMC/Interstate Manhattan Beach, L.P.	Delaware
199.	HMC/RGI Hartford, L.P.	Delaware
200.	HMH General Partner Holdings LLC	Delaware
201.	HMH HPT CBM LLC	Delaware
202.	HMH HPT RIBM LLC	Delaware
203.	HMH Marina LLC	Delaware
204.	HMH Pentagon LP	Delaware
205.	HMH Restaurants LP	Delaware
206.	HMH Rivers L.P.	Delaware
207.	HMH Rivers LLC	Delaware
208.	HMH WTC LLC	Delaware
209.	HMT Lessee Sub (Atlanta) LLC	Delaware
210.	HMT Lessee Sub (Palm Desert) LLC	Delaware
211.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
212.	HMT Lessee Sub I LLC	Delaware
213.	HMT Lessee Sub II LLC	Delaware
214.	HMT Lessee Sub III LLC	Delaware
215.	HMT Lessee Sub IV LLC	Delaware
216.	HMT SPE (Atlanta) Corporation	Delaware
217.	HMT SPE (Palm Desert) Corporation	Delaware
218.	Hopewell Associates, L.P.	Georgia
219.	Host Atlanta II LP	Delaware
220.	Host Atlanta Perimeter Ground GP LLC	Delaware
221.	Host Atlanta Perimeter Ground LP	Delaware
222.	Host Buckhead GP LLC	Delaware
223.	Host CAD Business Trust	Maryland
224.	Host California Corporation	Delaware
225.	Host Cambridge GP LLC	Delaware
226.	Host Capitol Hill LLC	Delaware
227.	Host Cincinnati Hotel LLC	Delaware
228.	Host Cincinnati II LLC	Delaware
229.	Host City Center GP LLC	Delaware
230.	Host CLP Business Trust	Maryland
231.	Host CLP LLC	Delaware
232.	Host Copley GP LLC	Delaware
233.	Host Dallas Quorum Ground GP LLC	Delaware
234.	Host Dallas Quorum Ground LP	Delaware
235.	Host Denver Hotel Company	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
236.	Host Denver LLC	Delaware
237.	Host DSM Limited Partnership	Delaware
238.	Host ES Chicago GP LLC	Delaware
239.	Host Financing LLC	Delaware
240.	Host FJD Business Trust	Maryland
241.	Host Fourth Avenue LLC	Delaware
242.	Host GH Atlanta GP LLC	Delaware
243.	Host Grand GP LLC	Delaware
244.	Host Hanover Hotel Corporation	Delaware
245.	Host Hanover Limited Partnership	Delaware
246.	Host Harbor Island Corporation	Delaware
247.	Host Holding Business Trust	Maryland
248.	Host Hotels & Resorts, L.P.	Delaware
249.	Host Hotel Limited	United Kingdom
250.	Host Houston Briar Oaks, L.P.	Delaware
251.	Host Indianapolis GP LLC	Delaware
252.	Host Indianapolis Hotel LLC	Delaware
253.	Host Indianapolis Hotel Member LLC	Delaware
254.	Host Indianapolis I LP	Delaware
255.	Host Indianapolis LP	Delaware
256.	Host Kea Lani GP LLC	Delaware
257.	Host Kierland GP LLC	Delaware
258.	Host Kierland LLC	Delaware
259.	Host La Jolla LLC	Delaware
260.	Host Lenox Land GP LLC	Delaware
261.	Host Los Angeles GP LLC	Delaware
262.	Host Los Angeles LP	Delaware
263.	Host Maui GP LLC	Delaware
264.	Host Maui Vacation Ownership LLC	Delaware
265.	Host McDowell GP LLC	Delaware
266.	Host MHP Two Corporation	Delaware
267.	Host Mission Hills Hotel LP	Delaware
268.	Host Mission Hills II LLC	Delaware
269.	Host Moscone GP LLC	Delaware
270.	Host Needham Hotel LP	Delaware
271.	Host Needham II LLC	Delaware
272.	Host NY Downtown GP LLC	Delaware
273.	Host O’Hare Suites Ground GP LLC	Delaware
274.	Host of Boston, Ltd.	Massachusetts
275.	Host of Houston 1979 LP	Delaware
276.	Host of Houston Ltd.	Texas
277.	Host OP BN GP LLC	Delaware
278.	Host Park Ridge LLC	Delaware
279.	Host Pentagon GP LLC	Delaware
280.	Host PLN Business Trust	Maryland
281.	Host Properties, Inc.	Delaware
282.	Host Realty Company LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
283.	Host Realty Hotel LLC	Delaware
284.	Host Realty LLC	Delaware
285.	Host Realty Partnership, L.P.	Delaware
286.	Host Restaurants GP LLC	Delaware
287.	Host Reston GP LLC	Delaware
288.	Host San Diego Hotel LLC	Delaware
289.	Host San Diego LLC	Delaware
290.	Host Santa Clara GP LLC	Delaware
291.	Host SFO GP LLC	Delaware
292.	Host SH Boston Corporation	Massachusetts
293.	Host South Coast GP LLC	Delaware
294.	Host Swiss GP LLC	Delaware
295.	Host Tampa GP LLC	Delaware
296.	Host Times Square GP LLC	Delaware
297.	Host Times Square LP	Delaware
298.	Host Tucson LLC	Delaware
299.	Host UK Business Trust	Maryland
300.	Host Waltham Hotel LP	Delaware
301.	Host Waltham II LLC	Delaware
302.	Host WNY GP LLC	Delaware
303.	Hotel Properties Management, Inc.	Delaware
304.	HST Asia/Australia Asset Manager LLC	Delaware
305.	HST Asia/Australia LLC	Delaware
306.	HST Asia/Australia TRS LLC	Delaware
307.	HST GP LAX LLC	Delaware
308.	HST GP Mission Hills LLC	Delaware
309.	HST GP San Diego LLC	Delaware
310.	HST GP South Coast LLC	Delaware
311.	HST GP SR Houston LLC	Delaware
312.	HST I LLC	Delaware
313.	HST II LLC	Delaware
314.	HST III LLC	Delaware
315.	HST Kierland LLC	Delaware
316.	HST Lessee Boston LLC	Delaware
317.	HST Lessee Cincinnati LLC	Delaware
318.	HST Lessee CMBS LLC	Delaware
319.	HST Lessee Denver LLC	Delaware
320.	HST Lessee Indianapolis LLC	Delaware
321.	HST Lessee Keystone LLC	Delaware
322.	HST Lessee LAX LP	Delaware
323.	HST Lessee Mission Hills LP	Delaware
324.	HST Lessee Needham LLC	Delaware
325.	HST Lessee San Diego LP	Delaware
326.	HST Lessee SLT LLC	Delaware
327.	HST Lessee SNYT LLC	Delaware
328.	HST Lessee South Coast LP	Delaware
329.	HST Lessee SR Houston LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
330.	HST Lessee Tucson LLC	Delaware
331.	HST Lessee Waltham LLC	Delaware
332.	HST Lessee West Seattle LLC	Delaware
333.	HST Lessee W NY LLC	Delaware
334.	HST Lessee W Seattle LLC	Delaware
335.	HST LT LLC	Delaware
336.	HST RHP LLC	Delaware
337.	HST Sub-Owner LLC	Delaware
338.	IHP Holdings Partnership LP	Pennsylvania
339.	Ivy Street Hopewell LLC	Delaware
340.	Ivy Street Hotel Limited Partnership	Georgia
341.	Ivy Street LLC	Delaware
342.	JWDC Limited Partnership	Delaware
343.	JWDC LP Holdings Limited Partnership	Delaware
344.	Lauderdale Beach Association	Florida
345.	Market Street Host LLC	Delaware
346.	Marriott Mexico City Partnership, G.P.	Delaware
347.	MDSM Finance LLC	Delaware
348.	MFI Liquidating Agent LLC	Delaware
349.	MHP Acquisition Corp.	Delaware
350.	MHP II Acquisition Corp.	Delaware
351.	MOHS Corporation	Delaware
352.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
353.	New Market Street LP	Delaware
354.	Pacific Gateway, Ltd.	California
355.	Philadelphia Airport Hotel Corporation	Pennsylvania
356.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
357.	Philadelphia Airport Hotel LLC	Delaware
358.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
359.	Philadelphia Market Street Hotel Corporation	Pennsylvania
360.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
361.	PM Financial LLC	Delaware
362.	PM Financial LP	Delaware
363.	Potomac Hotel Limited Partnership	Delaware
364.	RHP Foreign Lessee LLC	Delaware
365.	Rockledge Hanover LLC	Delaware
366.	Rockledge HMC BN LLC	Delaware
367.	Rockledge HMT LLC	Delaware
368.	Rockledge Hotel LLC	Delaware
369.	Rockledge Hotel Properties, Inc.	Delaware
370.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
371.	Rockledge Manhattan Beach LLC	Delaware
372.	Rockledge Minnesota LLC	Delaware
373.	Rockledge NY Times Square LLC	Delaware
374.	Rockledge Potomac LLC	Delaware
375.	Rockledge Riverwalk LLC	Delaware
376.	Rockledge Square 254 LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
377.	S.D. Hotels LLC	Delaware
378.	S.D. Hotels, Inc.	Delaware
379.	Santa Clara Host Hotel Limited Partnership	Delaware
380.	Seattle Host Hotel Company LLC	Delaware
381.	SNYT LLC	Delaware
382.	South Coast Host Hotel LP	Delaware
383.	Starlex LP	Delaware
384.	Timeport, L.P.	Georgia
385.	Times Square GP LLC	Delaware
386.	Timewell Group, L.P.	Georgia
387.	W&S Realty Corporation of Delaware	Delaware
388.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
389.	YBG Associates LP	Delaware